Exhibit (xxiv) under Form N-1A
                                             Exhibit 10 under Item 601/Reg. S-K
                           Amendment #1 to Exhibit G
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                      FEDERATED CAPITAL APPRECIATION FUND
                                 CLASS A SHARES

   The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

   In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December, 2007.

                                     FEDERATED EQUITY FUNDS


                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                     FEDERATED SECURITIES CORP.


                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                           Amendment #1 to Exhibit S
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                       FEDERATED MARKET OPPORTUNITY FUND
                                 CLASS A SHARES

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of December, 2007.

                                     FEDERATED EQUITY FUNDS

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  Executive Vice President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                           Amendment #1 to Exhibit DD
                                     to the
                             Distributor's Contract
                             FEDERATED EQUITY FUNDS
                         FEDERATED STRATEGIC VALUE FUND
                                 CLASS A SHARES

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.



1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective
..
4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares of the Fund, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of December, 2007.

                                     FEDERATED EQUITY FUNDS


                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President

                                     FEDERATED SECURITIES CORP.


                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                           Amendment #1 to Exhibit JJ
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                        FEDERATED INTERCONTINENTAL FUND
                                 CLASS A SHARES

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.



   1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of December, 2007.

                                     FEDERATED EQUITY FUNDS

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit MM
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                       FEDERATED MARKET OPPORTUNITY FUND
                              INSTITUTIONAL SHARES

   In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of June, 2007.

                                     FEDERATED EQUITY FUNDS



                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President


                                     FEDERATED SECURITIES CORP.



                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit NN
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                      FEDERATED CAPITAL APPRECIATION FUND
                              INSTITUTIONAL SHARES

   In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of September, 2007.

                                     FEDERATED EQUITY FUNDS



                                     By: /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President


                                     FEDERATED SECURITIES CORP.



                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     TITLE:  PRESIDENT

                                   Exhibit OO
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                       FEDERATED KAUFMANN LARGE CAP FUND
                                 CLASS A SHARES

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.



   1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 17th day of September, 2007.

                                     FEDERATED EQUITY FUNDS

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit PP
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                       FEDERATED KAUFMANN LARGE CAP FUND
                                 CLASS C SHARES

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.



   2. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 17th day of September, 2007.

                                     FEDERATED EQUITY FUNDS

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit QQ
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                       FEDERATED KAUFMANN LARGE CAP FUND
                                 CLASS K SHARES

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.



   3. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3. FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

      In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 17th day of September, 2007.

                                     FEDERATED EQUITY FUNDS

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit RR
                                     to the
                             Distributor's Contract

                             FEDERATED EQUITY FUNDS
                       FEDERATED KAUFMANN LARGE CAP FUND
                              INSTITUTIONAL SHARES

   In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 17th day of September, 2007.

                                     FEDERATED EQUITY FUNDS

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title: President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President